File Number 33-21534
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)


Supplement Dated September 28, 2001
to the Enterprise Accumulation Trust
Prospectus Dated May 1, 2001

For the Multi-Cap Growth Portfolio,
the address of the portfolio manager,
Fred Alger Management, Inc., is now
78 Headquarters Plaza, West Tower,
4th Floor, Morristown, N.J.  07960.

The following replaces the description
in the Prospectus of the day-to-day managers:

Fred Alger and Dave Hyun are the individuals responsible for the day-to-day management of the Fund. Mr. Alger founded Alger in 1964 and has served as Chairman since then.
Since 2001, he has also served as President.
Mr. Hyun has been employed by Alger since
2001 as Executive Vice President and Portfolio
Manager. From 2000-2001, Mr. Hyun served as a portfolio manager at OppenheimerFunds. Mr.
Hyun previously served at Alger from 1991-1997 as an analyst and as Senior Vice President and Portfolio Manager at Alger from 1997-2000.



September 28, 2001